Pear Tree Funds

Pear Tree PanAgora EMERGING MARKETS FUND

Ordinary Shares: QFFOX	Institutional Shares: QEMAX	R6 Shares: QFFRX

Supplement dated November 26, 2018

This Supplement amends the Prospectus and the Statement of Additional Information of Pear Tree Funds (the “Trust”), each dated August 1, 2018 and as supplemented from time to time, and the Summary Prospectus dated August 1, 2018, for Pear Tree PanAgora Emerging Markets Fund, a series of the Trust (“Emerging Markets Fund”).

At a special meeting held on November 16, 2018 (the “Meeting”), the Trustees of the Trust, including a majority of the Independent Trustees, terminated the current sub-advisory agreement between PanAgora Asset Management, Inc. (“PanAgora”) and Pear Tree Advisors, Inc. (the “Manager”) with respect to Emerging Markets Fund. Also at the Meeting, the Trustees, including a majority of the Independent Trustees, approved a proposed investment sub-advisory agreement between Axiom International Investors, LLC (“Axiom”) and the Manager whereby Axiom would serve as the investment sub-adviser to Emerging Markets Fund thereby replacing PanAgora. Axiom’s principal offices are located at 33 Benedict Place, Greenwich, Connecticut 06830. Both the termination of PanAgora and the appointment of Axiom are expected to take effect on or about December 7, 2018, or at a later date determined by the officers of the Trust (the “Effective Date”). The Trustees’ approval of Axiom is subject to certain conditions that have not yet been, but which the Manager expects to be, fully met on or before the Effective Date.

The Prospectus, Statement of Additional Information, and Summary Prospectus relating to Emerging Markets Fund will be further updated on or before the Effective Date to reflect, among other things, the transactions described herein. Emerging Markets Fund shareholders also may expect to receive further information concerning Axiom and the investment sub-advisory agreement between Axiom and the Manager in accordance with an order received by the Trust relating to the approval of investment sub-advisory agreements with non-affiliated investment sub-advisers.

* * *

Please keep this Supplement with your records.

1